Banner Corporation

Fourth Quarter 2019


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVecchio


Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 23, 2020 as well as the Form 10-K for the year ended December 31, 2018 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation

Assets	$12.6B
Deposits	$10.0B
Loans	$ 9.5B
Offices	179
Employees	2,200



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$ 0.4B	$ 0.9B	$ 4.5B	$ 0.4B	$ 0.2B
Deposits	$ 0.3B	$ 0.8B	$ 3.6B	$ 0.3B	$ 0.2B
Loans	$ 0.3B	$ 0.6B	$ 3.0B	$ 0.2B	$ 0.1B
Offices	6	11	98	10	6

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2017	2030	Growth
Washington	7.4	8.6	16%
Oregon	4.2	4.8	17%
Idaho	1.7	2.0	15%
California	39.5	46.5	17%
Region	52.8	61.9	16%
United States	*325.7*	*363.6*	*12%*

- All 4 Banner states are among the fastest growing in the U.S.
- Region has ~16% of U.S. population but will drive ~24% of its growth.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2007 to 2017
2017 to 2030
Rank: 7th
10th
14th
9th
9th
14th
18th
7th
0%
5%
10%
15%
20%
25%



CANADA
WA
Seattle
Spokane
Portland
Eugene
Medford
OR
ID
Boise
MT
WY
NV
UT
CO
CA
Sacramento
Los Angeles
San Diego
AZ
NM
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Source: U.S. Census Bureau

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	Boeing, intel, PACCAR
Consumer	amazon, Costco Wholesale, Starbucks, Nike, Nordstrom
Logistics	Port of Seattle, Port of Tacoma, Port of Portland, The Port of Los Angeles, Port of Long Beach, Port of San Diego
Natural Resources	Weyerhaeuser, TriMarine, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to the Central Valley …

the world's 6th largest economy

Growing revenue

Offer super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation




BEST BANKS 2019
Money

Ranked highest in Northwest (3rd consecutive year):	J.D. Power 2019 U.S. Retail Banking Satisfaction Study℠
Ranked best bank in the Pacific region (2nd consecutive year):	*Money* 2019-2020 "America's Best Banks"
Ranked in top 100 (3rd consecutive year):	*Forbes* 2019 "Best Banks in America"
Received highest rating:	*BauerFinancial* Star Rating™
Named "Regional Lender of the Year" (7th consecutive year):	Seattle/Spokane SBA District for 2018
Named "Star Performer" (4th consecutive year):	Portland SBA District for 2018
Released from enhanced regulatory oversight (April 2012)	
Repurchased 100% of Senior Preferred Stock (f/k/a TARP):	$124 million during 2012

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
12/31/19	304,231	3.2%[1]	150,475	0.2%[1]
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~110% since 2009, about an 8% compound annual growth rate.
- In Q3 2019, sold one Idaho branch holding about 1,200 accounts.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has increased more than 2½ times.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

[1] Year-over-year growth rates exclude accounts acquired from AltaPacific Bank, while number of accounts include them.

Growing revenue

Grow core revenue

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
12/31/19	$ 140M	0.4%	$ 551M	7.6%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%



Millions
Other Income
Net Interest Income
150
125
100
75
50
25
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Grow deposit fees[1]

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
12/31/19	$ 9.6M	-23.1%	$ 46.6M	-3.0%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix



12/31/2009
Coml & Ag
19%
Securities
14%
Consumer
7%
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev



12/31/2019
Coml & Ag
18%
Securities
17%
Consumer
7%
CRE Owner
14%
9%
Res Mortgage
6%
Res Const/Dev
CRE Investor
29%

$ Billions	12/09	12/19
Securities	0.6	1.9
Coml & Ag	0.9	2.1
CRE Owner	0.5	1.6
CRE Investor	0.9	3.2
Res Const/Dev	0.5	0.7
Res Mortgage	0.7	0.9
Consumer	0.3	0.8
Total	4.4	11.2

Improve Funding Mix



12/31/2009
Non-Interest Bearing
14%
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%



12/31/2019
Certificates of Deposit
11%
FHLB & Other
6%
37%
Non-Interest Bearing
Interest Bearing and Savings
46%

$ Billions	12/09	12/19
Non-Interest	0.6	3.9
Interest Bearinc	1.3	5.0
CDs	2.0	1.1
FHLB & Other	0.4	0.7
Total	4.3	10.7

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
12/31/19	$ 8,928 M	9.5%	89%
12/31/09	$ 1,924 M	16.8%	50%


Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
2
4
6
8
10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
12/31/19	$ 10.0 M	0.40%	$ 37.6 M	0.39%
12/31/09	$ 17.7 M	1.83%	$ 83.2 M	2.21%


Loan Yield
Deposit Cost
Loan–Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
12/31/19	95%
12/31/09	98%



50%
40%
30%
20%
10%
0%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
Deposits
Loans
Loan-to-Deposit Ratio
10
8
6
4
2
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
12/31/19	$ 119 M	4.20%	$469 M	4.30%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



8%
7%
6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
12/31/19	$ 89 M	-1.4%	$350 M	4.5%
12/31/09	$ 31 M	-10.1%	$132 M	-2.5%



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs		OREO	
	Amount	% of TA	Amount	% of TA
12/31/19	$ 40 M	0.42%	$ 1 M	0.01%
12/31/09	$214 M	5.53%	$ 78 M	2.01%



ALLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

* When adjusted for purchase accounting, the allowance to total loans at 12/31/2019 was 1.35%.



Millions
Other Real Estate Owned
Nonperforming Loans
ALLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE / TA
12/31/19	10.71%	9.77%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV and EPS

Quarter Ending	Stock Price [1]	TBV	Price / TBV	EPS LTM	P/E Ratio
12/31/19	$ 55.01	$ 33.33	165%	$ 4.19	13.1x
06/30/10	$ 15.07	$ 29.03	52%	$ -8.06	n/m



Return on Average Assets
Banner
Peer Top Quartile
Peer Median
2.0%
1.5%
1.0%
0.5%
0.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Earnings per Share LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

[1] Average closing price for the month following quarter-end.

* ***Through January 22nd***

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved